Exhibit 10.1

AMENDED AND RESTATED DEALER MANAGER AGREEMENT

May 11, 2026

Fortress Wealth Solutions LLC,

1345 Avenue of the Americas, 45th Floor

New York, NY 10105

Ladies and Gentlemen:

Fortress Private Lending Fund, a Delaware statutory trust (the “Company”) previously entered into a Dealer Manager Agreement, dated July 14, 2025 (the “Original Agreement”) with Fortress Wealth Solutions LLC, a Delaware limited liability company, a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”) pursuant to which Fortress Wealth Solutions LLC serves as the managing dealer (the “Dealer Manager”). The Company and the Dealer Manager now wish to amend and restate the Original Agreement in its entirety by entering into this Amended and Restated Dealer Manager Agreement (the “Agreement”), dated as of May 11, 2026.

The Company is engaging in a continuous private offering (the “Offering”) of an unlimited amount of the Company’s common shares of beneficial interest, par value $0.01 per share (“Shares”), which may consist of multiple classes of Shares, that will be issued and sold at the offering price per Share (as defined below) as described in the Company’s private placement memorandum (as may be amended, modified or supplemented from time to time, the “Memorandum”), (i) to U.S. persons (a) who are “accredited investors” as that term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or (ii) outside the United States in accordance with Regulation S or Regulation D under the Securities Act and other similar exemptions under the laws of the states and jurisdictions where the Offering will be made. The Shares will be distributed on a “best efforts” basis, in transactions exempt from registration under the Securities Act pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder, through the Dealer Manager, as the managing dealer, and the broker-dealers participating in the Offering (collectively, “Participating Broker‑Dealers”, and each, individually, a “Participating Broker-Dealer”). The Shares are to be offered and sold to investors as described under the caption “Plan of Distribution; Qualification Standards” in the Memorandum.

The Company has been granted, and intends to rely on, an exemptive order issued by the Securities and Exchange Commission (the “SEC”) that permits the Company to offer multiple classes of its Shares (the “Order”). In order to comply with the conditions of the Order, the Board of Trustees of the Company (the “Board”) has approved a Distribution and Servicing Plan pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”), with respect to certain classes of Shares of the Company.

Terms used but not defined herein shall have the meanings ascribed to them in the Memorandum, as such Memorandum may be amended, supplemented or restated from time to time.

In consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees with the Dealer Manager as follows:

1.
Representations and Warranties of the Company. The Company, and hereby represents and warrants to the Dealer Manager and each Participating Broker-Dealer with whom the Dealer Manager enters into a participating broker-dealer agreement (each, a “Participating Broker-Dealer Agreement”), in such form to be agreed between the Company and the Dealer Manager, that, as of the date of this Agreement and at all times during the Offering Period (as defined below) (provided that, to the extent such representations and warranties are given only as of a specified date or dates, the Company only makes such representations and warranties as of such specified date or dates):
(a)
The Company has prepared the Memorandum and all other information required for the sale of the Shares in accordance in all material respects with all applicable requirements of the Securities Act, and all applicable rules and regulations of the SEC promulgated thereunder (collectively, the “Securities Act Regulations”).
(b)
The Memorandum and any amendments or supplements thereto will, as of each closing date for the Offering (each, a “Closing”), comply in all material respects with any applicable requirements of the Securities Act and the Securities Act Regulations; the Memorandum does not, and any amendments or supplements thereto will not, as of the applicable Closing, contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Memorandum, or any amendments or supplements thereto, made in reliance upon and in conformity with information furnished in writing to the Company by the Dealer Manager or any Participating Broker-Dealers expressly for use in the Memorandum, or any amendments or supplements thereto.
(c)
The Company has been duly and validly organized and formed as a statutory trust under the laws of the state of Delaware, with full power and authority to conduct its business as described in the Memorandum.
(d)
As of the date of this Agreement, the Company has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby, except to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 6 may be limited under applicable securities laws.
(e)
Unless otherwise described in the Memorandum, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against the Company, or any judgment in effect at law or in equity or before or by any federal or state commission, regulatory body or administrative agency, or other governmental body, domestic or foreign, that would reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder.
(f)
The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the Company will not conflict with or constitute a default under: (i) the Company’s declaration of trust (as may be amended, modified or supplemented from time to time, the “Declaration of Trust”) or bylaws, (ii) any agreement to which the Company is a party or by which the Company or any of its properties is bound, (iii) any law, rule or regulation applicable to the Company, or (iv) any writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company, except in the cases of clauses (ii), (iii) and (iv), for such conflicts or defaults that, individually or in the aggregate, would not reasonably be expected to result in a material adverse effect on the ability of the Company to perform its obligations hereunder.
(g)
Except as have been obtained or waived, no material consent, approval, authorization or other order of any governmental authority is required in connection with the execution or delivery by the Company of this Agreement or the issuance and sale by the Company of the Shares, except for (i) any necessary qualification or registration under the securities or blue sky laws of the jurisdictions in which the Shares will be offered by the Dealer Manager and the Participating Broker-Dealers, or the establishment of preemption or an exemption from such qualification or registration requirements, and (ii) any filing and approval required pursuant to the rules of FINRA contained in its rulebook (the “FINRA Rules”).
(h)
At the time of the issuance of the Shares, each class of Shares being issued will have been duly authorized and, when issued and sold as contemplated by the Memorandum and the Declaration of Trust, and upon payment therefor as provided by the Memorandum and this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Memorandum.
(i)
The Company has elected to be treated as a business development company under the 1940 Act.
(j)
Any and all printed sales literature or other materials in connection with the Offering that are prepared by the Company and/or the Dealer Manager, and that have been approved in advance, in writing, by the Company specifically for use with potential investors in connection with the Offering (and such approval has not been subsequently withdrawn pursuant to Section 15) (collectively, “Authorized Sales Materials”), when used in conjunction with the Memorandum, did not at the time provided for use, and, as to later provided materials, will not at the time provided for use, include any untrue statement of a material fact, nor did they at the time provided for use, or, as to later provided materials, will they at the time provided for use, omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made and when read in conjunction with the Memorandum, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in any Authorized Sales Materials made in reliance upon, and in conformity with, information furnished in writing to the Company by the Dealer Manager or any Participating Broker-Dealers expressly for use in any Authorized Sales Materials.
(k)
The Company is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) of Regulation D promulgated under the Securities Act and will not be disqualified from relying on the exemption from registration under the Securities Act provided by Rule 506 of Regulation D promulgated under the Securities Act with regard to the offer and sale of the Shares by the occurrence or issuance of any conviction, order, judgment, decree, suspension, injunction, expulsion or bar described in Rule 506(d)(1)(i) to (viii) of Regulation D promulgated under the Securities Act (each, a “Company Disqualifying Event”), except for a Company Disqualifying Event covered by Rule 506(d)(2) or (3) of Regulation D promulgated under the Securities Act. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e) under the Securities Act, and has furnished to the Dealer Manager and any Participating Broker-Dealers a copy of any disclosures provided thereunder. The Company will notify the Dealer Manager and Participating Broker-Dealers of the occurrence or issuance of any Company Disqualifying Event of which the Company becomes aware.

2.
Representations and Warranties of the Dealer Manager. The Dealer Manager hereby represents and warrants to the Company, as of the date of this Agreement and at all times during the Offering Period (provided that, to the extent such representations and warranties of the Dealer Manager are given only as of a specified date or dates, the Dealer Manager only makes such representations and warranties as of such specified date or dates), as follows:
(a)
The Dealer Manager is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, with, as of the date of this Agreement, all requisite power and authority to enter into this Agreement and to perform the transactions contemplated hereby.
(b)
As of the date of this Agreement, the Dealer Manager has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby, except to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 6 of this Agreement may be limited under applicable securities laws.
(c)
There are no actions, suits or proceedings pending or, to the knowledge of the Dealer Manager, threatened against the Dealer Manager, or any judgment in effect at law or in equity or before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, that would reasonably be expected to have a material adverse effect on the ability of the Dealer Manager to perform its obligations hereunder.
(d)
The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the Dealer Manager will not conflict with or constitute a default under (i) the Dealer Manager’s certificate of formation or operating agreement, (ii) any agreement to which the Dealer Manager or any of its subsidiaries is a party or by which the Dealer Manager or any of its subsidiaries or any of their properties is bound, or (iii) any rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Dealer Manager, except in the cases of clauses (ii), (iii) and (iv), for such conflicts or defaults that, individually or in the aggregate, would not reasonably be expected to result in a material adverse effect on the ability of the Dealer Manager to perform its obligations hereunder.
(e)
No consent, approval, authorization or other order of any governmental authority is required in connection with the execution or delivery by the Dealer Manager of this Agreement.
(f)
The Dealer Manager is, and during the term of this Agreement will be (i) duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, (ii) a member in good standing of FINRA and (iii) a broker-dealer duly registered as such in those states where the Dealer Manager is required to be registered in order to carry out the Offering as contemplated by this Agreement and the Memorandum. Each of the Dealer Manager’s employees and representatives has all required licenses and registrations to act under this Agreement and to carry out the Offering as contemplated thereby. There is no provision in the Dealer Manager’s FINRA membership agreement that would restrict the ability of the Dealer Manager to carry out the Offering as contemplated by this Agreement and the Memorandum.
(g)
The information regarding the Offering in the Memorandum and all other information furnished to the Company by the Dealer Manager in writing expressly for use in the Memorandum, or any amendment or supplement thereto, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

(h)
The Dealer Manager has established and implemented anti-money laundering compliance programs (collectively, the “AML Program”) in accordance with applicable U.S. anti-money laundering laws and regulations, including, but not limited to, applicable FINRA Rules, SEC rules and regulations, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, as amended (the “USA PATRIOT Act”), and Section 352 of the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (collectively, the “AML Laws”), and that such AML Program is reasonably expected to detect and cause the reporting of suspicious transactions in connection with the offer and sale of the Shares. In addition, the Dealer Manager has established and implemented a program for compliance with U.S. sanctions laws and regulations promulgated by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) or any other U.S. governmental entity (such sanctions, regulations and laws, together with any supplements or amendments thereto, the “U.S. Sanctions Laws”) (the “Sanctions Program”) and will continue to maintain the Sanctions Program during the term of this Agreement. Upon request by the Company at any time, Dealer Manager hereby agrees to furnish (i) a written copy of its AML Program and Sanctions Program to the Company for review.
(i)
The Dealer Manager is currently in compliance with all AML Laws and U.S. Sanctions Laws, including, but not limited to, the Customer Identification Program requirements under Section 326 of the USA PATRIOT Act (the “CIP Requirements”), and the Dealer Manager hereby agrees, upon request of the Company, to (A) provide an annual certification to the Company that, for the duration and as of the date of such certification, (i) its AML Program and Sanctions Program were and are consistent with the AML Laws and U.S. Sanctions Laws, (ii) it has implemented and continues to implement its AML Program and Sanctions Program and (iii) it was and is in compliance with all AML Laws and U.S. Sanctions Laws and all related requirements, including, but not limited to, the CIP Requirements; and (B) perform and carry out, on behalf of the Company, the CIP Requirements and any applicable customer identification requirements under Commission and U.S. Department of the Treasury regulations, rules, or guidance. The Dealer Manager represents, warrants, and covenants that it will immediately notify the Company in writing of any known or suspected violations of the AML Laws, U.S. Sanctions Laws, the AML Program, or the Sanctions Program (i) made or caused in relation to any Offering made pursuant to this Agreement or (ii) that could be expected to cause the Company to violate AML Laws or U.S. Sanctions Laws. The Company may, in its reasonable discretion, deem such an event a Dealer Manager Disqualifying Event (as defined below) pursuant to Section 2.
(j)
The Dealer Manager has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by the Dealer Manager, its subsidiaries and their respective officers, directors, employees and agents with (i) all applicable economic sanctions or trade embargoes (“Sanctions”), including, but not limited to, those administered by the OFAC and the U.S. Department of State, and (ii) applicable anti-corruption or anti-bribery laws and regulations (“Anti-Corruption Laws”), including, but not limited to, the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”). The Dealer Manager is not subject to, or the target of, any Sanctions and is in compliance with Sanctions and Anti-Corruption Laws.
(k)
None of the Dealer Manager or, to the knowledge of the Dealer Manager, any director, officer, employee or affiliate of the Dealer Manager is aware of or has taken any action, directly or indirectly, that would result in a violation by such person of the FCPA.
(l)
The Dealer Manager represents, warrants and agrees, and shall cause Participating Broker-Dealers to represent, warrant and agree, that (i) it is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) of Regulation D promulgated under the

Securities Act, and (ii) no conviction, order, judgment, decree, suspension, injunction, expulsion or bar described in Rule 506(d)(1)(i) to (viii) of Regulation D promulgated under the Securities Act has occurred or been issued where the subject of such action is the Dealer Manager, the Dealer Manager’s managing member, a Participating Broker-Dealer, a Participating Broker-Dealer’s managing member or general partner, or, to its reasonable knowledge, any (A) director, (B) executive officer, or (C) any other officer participating in the Offering of the Dealer Manager or the Dealer Manager’s managing member, or a Participating Broker-Dealer or a Participating Broker-Dealer’s managing member or general partner, that would make the offer and sale of the Shares ineligible for the exemption from registration under the Securities Act provided by Rule 506 of Regulation D promulgated under the Securities Act (each, a “Dealer Manager Disqualifying Event”). For purposes of this Agreement, the terms “executive officer” and “officer” have the meanings ascribed to such terms in Rules 501 and 405 promulgated under the Securities Act, respectively. The Dealer Manager will notify the Company promptly of the occurrence or issuance of any Dealer Manager Disqualifying Event of which the Dealer Manager becomes aware before the expiration or termination of this Agreement. Set forth on Exhibit A hereto is a description of each circumstance that would have been a Dealer Manager Disqualifying Event but for the fact that it occurred before September 23, 2013 (each, a “Dealer Manager Prior Disqualifying Event”). Notwithstanding anything in this Agreement to the contrary, if the Dealer Manager, a Participating Broker-Dealer or any of their respective “covered persons” (as such term is described in Regulation D of the Securities Act) becomes subject to a Dealer Manager Disqualifying Event before the final sale of the Shares such that it would preclude the Offering of Shares contemplated by this Agreement from relying on Rule 506 of Regulation D under the Securities Act, (x) this Agreement shall terminate automatically and immediately upon such occurrence of the Dealer Manager Disqualifying Event, unless such termination is waived by the Company in writing, and (y) in the event that this Agreement is terminated because of a Dealer Manager Disqualifying Event, then the Company’s obligation to pay any unpaid portion of any fee (whether accrued or otherwise) contemplated under this Agreement will be reduced or eliminated if (and only to the extent that) such payment would preclude the Company from relying on the private placement safe harbor provisions of Rule 506 of Regulation D under the Securities Act.
(m)
In accordance with Rule 506(e) of Regulation D promulgated under the Securities Act, the Dealer Manager shall, or shall cause each Participating Broker-Dealer to, furnish to each purchaser of Shares in the Offering, at a reasonable time before sale, a description in writing of all Dealer Manager Prior Disqualifying Events, which may be included in the Memorandum or any Authorized Sales Materials or subscription documents furnished to such purchaser. The Dealer Manager shall be entitled to approve any description of Dealer Manager Prior Disqualifying Events in advance of use by the Company (such approval not to be unreasonably withheld).
(n)
The Dealer Manager has not made and, as of the time of any Offering, shall not have made, any contribution to any official of a government entity (as such terms are defined in Rule 206(4)-5 promulgated under the Investment Advisers Act of 1940, as amended) that the Dealer Manager intends to solicit in connection with its engagement hereunder.
3.
Covenants of the Company. The Company hereby covenants and agrees with the Dealer Manager that:
(a)
The Company shall, at no expense to the Dealer Manager, furnish the Dealer Manager and Participating Broker-Dealers designated by the Dealer Manager with electronic or printed copies, as required by applicable law, of (i) the Memorandum, including all amendments, supplements and exhibits thereto, (ii) this Agreement and (iii) any Authorized Sales Materials, in each case, as the Dealer Manager or such Participating Broker-Dealers may reasonably request in connection with the Offering.
(b)
In addition to and apart from the Memorandum, the Company intends to use Authorized Sales Materials. In the event that the Company uses printed materials in connection with the Offering that have been prepared by the Company or the Dealer Manager and are intended for “broker-dealer use only” or “advisor use only,” the Dealer Manager shall use such materials in accordance with the terms and conditions of Section 5(c) .
(c)
The Company will use commercially reasonable efforts to (i) (A) qualify or register the applicable class of Shares for the offer and sale under or (B) establish an exemption or Federal preemption for the offer and sale of the applicable class of Shares from qualification or registration under, the applicable state securities or “blue sky” laws of each jurisdiction in which the Company offers and sells the applicable class of Shares or the applicable laws of any non-U.S. jurisdiction designated as Exhibit B hereto (collectively, the “Offering Jurisdictions”) and (ii) maintain such qualifications, registrations, exemptions or preemption in effect throughout the Offering.
(d)
If, at any time during the Offering when the Memorandum is in use, any event occurs as a result of which, in the determination of the Company, the Memorandum would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, the Company will promptly notify the Dealer Manager thereof (unless the Company was informed of such untrue statement or omission by the Dealer Manager) and the Dealer Manager and the Participating Broker-Dealers shall immediately suspend the offer and sale of the Shares of any one or more classes in accordance with Section 5(c) until such time as the Company, in its sole discretion, (i) instructs the Dealer Manager and Participating Broker-Dealers to resume the offer and sale of the Shares of any one or more classes and (ii) has prepared such amendments or supplements to the Memorandum as shall be necessary to correct such untrue statement or omission.
(e)
If, at any time during the Offering, any event occurs that is known to the Company and as a result which any Authorized Sales Materials, when used in conjunction with the Memorandum, would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will promptly notify the Dealer Manager thereof (unless the Company was informed of such untrue statement or omission by the Dealer Manager).
(f)
The Company will use commercially reasonable efforts to (i) timely file any Form D or amendment thereto with respect to sales of any class of Shares required by Rule 503 of Regulation D promulgated under the Securities Act and (ii) unless an exemption is available, timely file any required forms or amendments thereto with the Offering Jurisdictions in which the applicable class of Shares have been sold; provided that the Dealer Manager shall have provided the Company with any information required for such filings that is in the Dealer Manager’s possession.
(g)
The Company will not conduct the Offering or offer to sell any of the Shares by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D promulgated under the Securities Act.

4.
Payment of Fees and Expenses.
(a)
The Company agrees to pay all costs and expenses incident to the Offering, other than those described in Section 4(b) (including legal, accounting, printing, mailing and filing fees and expenses, due diligence expenses of the Dealer Manager and any Participating Broker-Dealers supported by itemized invoices, costs in connection with the preparation of Authorized Sales Materials, design expenses, fees and expenses of the transfer agent, fees to attend retail seminars sponsored by the Dealer Manager and any Participating Broker-Dealers and reimbursements for customary travel, lodging, and meals).
(b)
The Dealer Manager shall pay its own costs and expenses incident to the performance of this Agreement, including, but not limited to, paying all required state and federal taxes due and owing as a result of the payment of any Administrative Fee to the Dealer Manager.
(c)
The Dealer Manager Agent may elect to pay supplemental fees and commissions to certain Participating Broker-Dealers with respect to Shares sold in the Offering, which may be paid at the time of sale or over time, provided, however, that the parties acknowledge and agree that such supplemental fees and commissions will not be reimbursed by the Company. In particular, the Dealer Manager may compensate Financial Intermediaries for services they provide with (i) any applicable sales charge described in the Memorandum, (ii) any payments made pursuant to the Plan, or (iii) other payment from the Dealer Manager’s or its affiliates’ own resources as the Dealer Manager or its affiliates may determine from time to time. Payment of any such sales charge or other payment shall be the sole obligation of the Dealer Manager, provided that the Dealer Manager shall not be obligated to make any payment pursuant to the Plan unless the Dealer Manager has received a corresponding payment from the Plan. The form of any agreement in which payments are made pursuant to the Plan, and the compensation to be paid thereunder, shall be approved by the Board. In addition, if the Shares are purchased through certain Participating Broker-Dealers, those Participating Broker-Dealers may directly charge their clients transaction or other fees, including an upfront selling commissions, upfront and deferred sales charges or similar placement fees, as applicable to the relevant class of Shares, in such amounts as they may determine and agree to with their clients.
5.
Obligations and Compensation of Dealer Manager.
(a)
The Company hereby confirms its appointment of the Dealer Manager as its non-exclusive agent and distributor during the period commencing with the date of this Agreement and ending on the date (the “Termination Date”) that the Company notifies the Dealer Manager that the Offering has been terminated (the “Offering Period”) to solicit, and to cause Participating Broker-Dealers to solicit, from accredited investors with whom they have substantive, pre-existing relationships, subscriptions for the Shares at the subscription prices to be paid in accordance with, and otherwise upon the other terms and conditions set forth in, the Memorandum and the applicable subscription agreement (each, a “Subscription Agreement”), and the Dealer Manager agrees to use its best efforts to procure subscribers for the Shares during the Offering Period. Shares offered and sold through the Dealer Manager under this Agreement shall be offered and sold only by (A) the Dealer Manager and (B) any Participating Broker-Dealers that the Dealer Manager may retain, each of which shall be registered as a broker dealer with the SEC, a member of FINRA in good standing and duly licensed by the appropriate regulatory agency of each jurisdiction in which they will conduct offers and sales of the Shares, or with broker dealers exempt from all such registration requirements, pursuant to an executed Participating Broker-Dealer Agreement with such Participating Broker-Dealer. The Dealer Manager shall only retain Participating Broker-Dealers who have been previously approved by the Company. The Dealer Manager hereby confirms its acceptance of such agency and distributorship and agrees to use its best efforts to sell the Shares on the terms and conditions set forth in the Memorandum with the respect to the Offering and any additional terms and conditions set forth herein, as it may be amended from time to time.
(b)
With respect to the Dealer Manager’s participation and the participation by each Participating Broker-Dealer in the offer and sale of the Shares (including, without limitation, any permitted resales and transfers of Shares), the Dealer Manager agrees, and, by virtue of entering into a Participating Broker-Dealer Agreement, each Participating Broker-Dealer shall have agreed, to comply, and shall comply, with all the applicable requirements under the Securities Act, the Exchange Act and the FINRA Rules, as each may be amended from time to time, and any other applicable foreign, state or local securities or other laws or rules of FINRA or any other applicable self-regulatory organization in offer and sale of the Shares. The Dealer Manager agrees, and each Participating Broker-Dealer shall have agreed, to comply, and shall comply, with any applicable requirements with respect to its participation in any permitted resales or transfers of the Shares. In addition, the Dealer Manager agrees, and each Participating Broker-Dealer shall have agreed, that should it assist with the permitted resale or transfer of the Shares, it shall fully comply with all applicable FINRA Rules, SEC rules and any other applicable federal or state laws.
(c)
The Dealer Manager shall cause the Shares to be offered and sold only in the Offering Jurisdictions and in such additional jurisdictions that may be added thereto in which the offer and sale of the Shares has been authorized by the Company and under any applicable state securities or “blue sky” laws of such jurisdictions (or foreign equivalents). No Shares shall be offered or sold for the account of the Company in any other jurisdiction. The Dealer Manager shall use and distribute in conjunction with the offer and sale of the Shares only the Memorandum and the Authorized Sales Materials. The Dealer Manager represents and warrants to the Company that it will not use any sales literature not authorized and approved by the Company (and not subsequently withdrawn pursuant to Section 15) or use any “broker-dealer use only” or “advisor use only” materials with prospective accredited investors in connection with the offer and sale of the Shares. The Dealer Manager agrees, and will cause the Participating Broker-Dealers to each agree, to suspend or terminate the offer and sale of the Shares, including with respect to specific classes of Shares, upon request of the Company at any time and to resume the offer and sale of the Shares upon any subsequent request of the Company.
(d)
The Dealer Manager shall make any filings required by the FINRA Rules on behalf of itself and all other FINRA members participating in any capacity in the Offering and shall have received all required FINRA and other regulatory approvals.
(e)
The Dealer Manager shall not, and shall cause each Participating Broker-Dealer not to, use any form of written communication, other than the Memorandum, any Authorized Sales Materials and any other written documentation relating to the Offering previously approved by the Company, in connection with the offer and sale of the Shares without the prior written consent of the Company.
(f)
The Dealer Manager (i) shall not, and shall cause each Participating Broker-Dealer to represent that it shall not, solicit offers to buy, or offer or sell, the Shares by any form of general solicitation or general advertising (as those terms are used in Regulation D promulgated under the Securities Act), or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act, and (ii) shall, and shall cause each Participating Broker-Dealer to represent that it shall, solicit offers for Shares only from, and offer Shares only to, persons that it reasonably believes are “accredited investors,” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, based on a substantive, pre-existing relationship between the

Dealer Manager or Participating Broker-Dealer, on the one hand, and the prospective purchaser, on the other hand. With respect to any sales of Shares made through a Participating Broker-Dealer, the Dealer Manager shall be entitled to rely on such Participating Broker-Dealer’s substantive, pre-existing relationship with the prospective investor.
(g)
The Dealer Manager acknowledges, and shall cause each Participating Broker-Dealer to acknowledge, that the submission of an order for Shares or a request for the Company (or in the case of a Participating Broker-Dealer, the Company or the Dealer Manager) to provide the Memorandum or Authorized Sales Materials shall constitute a representation and warranty that each of the representations and warranties of the Dealer Manager and such Participating Broker-Dealer under Sections 2(e), 2(m), and 5(e) hereof continue to be true and accurate in all respects. The Dealer Manager shall, and shall cause each Participating Broker-Dealer to, during the course of the Offering, on an annual basis, provide to the Company a written certificate confirming that, to the best of its knowledge, each of the representations and warranties of the Dealer Manager under Sections 2(e), 2(m), and 5(e) hereof continue to be true and accurate in all respects. The Dealer Manager shall be entitled to conduct such additional, supplemental due diligence inquiries with respect to Participating Broker-Dealers’ compliance with the subject matter of the representations and warranties contained in Sections 2(e), 2(m), and 5(e) hereof as the Dealer Manager may deem necessary or desirable. The Dealer Manager shall, and shall cause each Participating Broker-Dealer to represent that it shall, provide such information to the Company and the Dealer Manager, as applicable, as may be required for the Company or the Dealer Manager, as applicable, to comply with any law, rule or regulation or request by a regulatory authority or otherwise as reasonably requested by the Company or the Dealer Manager, as applicable, in connection with the Offering, and shall make the individuals primarily involved with the provision of services to the Company and/or the Dealer Manager under this Agreement or a Participating Broker-Dealer Agreement, as applicable, available for reasonable consultation with the Company and/or the Dealer Manager in regards to the Offering; provided that reasonable notice is provided to the Dealer Manager or Participating Broker-Dealer, as applicable.
(h)
The Dealer Manager and all Participating Broker-Dealers will offer and sell the Shares at the offering price equal to the net asset value of such class of Shares (as calculated in accordance with the procedures described in the Memorandum).
(i)
The Dealer Manager shall remain in compliance with all AML Rules and shall, upon request by the Company, provide a certification to the Company that, as of the date of such certification, the Dealer Manager is in compliance with all AML Rules, specifically including, but not limited to, the specifically including, but not limited to, the Customer Identification Program requirements under Title III of the USA PATRIOT Act.
(j)
The Dealer Manager will maintain in effect and shall enforce policies and procedures designed to ensure compliance with Sanctions and Anti-Corruption Laws by the Dealer Manager, its subsidiaries and their respective directors, officers, employees and agents. The Dealer Manager will not act in any manner that would result in the violation of any Sanctions or Anti-Corruption Laws by any party to this Agreement. The Dealer Manager will deliver in a timely manner all documents reasonably requested by the Company in connection with Sanctions or Anti-Corruption Laws.

(k)
The Dealer Manager shall keep, and shall cause its officers, directors, managers, employees, owners, members, partners and other agents (collectively, its “Representatives”) to keep, all Confidential Information (as defined below) strictly confidential, and shall not use, distribute or copy the same except in connection with the Dealer Manager’s performance of its obligations hereunder. The Dealer Manager agrees not to disclose, and to cause its Representatives not to disclose, such Confidential Information to the public, or to any person involved in selling efforts related to the Offering or to any other third party and agrees not to use the Confidential Information in any manner in the offer and sale of the Shares. The Dealer Manager shall use all reasonable precautions necessary to preserve the confidentiality of the Confidential Information, including, but not limited to, (i) limiting access to such information to persons who have a need to know such information only for the purpose of the performance of the Dealer Manager’s obligations hereunder and (ii) informing each recipient of such Confidential Information of the Dealer Manager’s confidentiality obligation. The Dealer Manager acknowledges that the Dealer Manager or its Representatives may have previously received Confidential Information, and agrees that the foregoing restrictions shall apply to any such previously received Confidential Information. The Dealer Manager acknowledges that the Dealer Manager or its Representatives may in the future receive Confidential Information, either in individual or collective meetings or telephone calls with the Company, and agrees that the foregoing restrictions shall apply to any Confidential Information received through any source or medium. Notwithstanding the foregoing, Confidential Information may be disclosed (A) if approved in writing for disclosure by the Company, (B) pursuant to a subpoena or as required by law, or (C) as required by any regulation, rule, order or request of any governing or self- regulatory organization (including the SEC or FINRA); provided that the Dealer Manager shall notify the Company, in advance if practicable under the circumstances, of any attempt to obtain Confidential Information pursuant to provisions (B) and (C). For purposes hereof, “Confidential Information” shall mean and include: (1) trade secrets concerning the business and affairs of the Company or its affiliates; (2) confidential data, knowhow, current and planned research and development, current and planned methods and processes, investment strategies, marketing lists or strategies, slide presentations and business plans, however documented, belonging to the Company or its affiliates; (3) information concerning the business and affairs of the Company or its affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, market studies and personal information, however documented); (4) any information marked or designated “Confidential”; and (5) any notes, analyses, compilations, studies, summaries and other material containing or based, in whole or in part, on any information included in the foregoing; provided, however, that “Confidential Information” shall not include information that (w) is or becomes available to the public other than as a result of disclosure by the Dealer Manager in breach of this Agreement, (x) was available to the Dealer Manager on a non-confidential basis prior to its disclosure to such Dealer Manager in connection with this Agreement, (y) becomes available to the Dealer Manager from a source that is not known by the Dealer Manager to be otherwise prohibited from communicating such information to the Dealer Manager or (z) is independently developed by the Dealer Manager without reference to the Confidential Information. Nothing herein shall be construed as restricting the Company in any way in the use of its own Confidential Information.
(l)
At the request of the Company, the Dealer Manager will engage a Participating Broker-Dealer selected by the Company and enter into a related Participating Broker-Dealer Agreement. The Dealer Manager shall not engage a Participating Broker-Dealer without the prior written consent of the Company and shall not enter into a Participating Broker-Dealer Agreement unless the Company has approved such Agreement in writing (including via email). The Dealer Manager shall provide executed copies of each Participating Broker-Dealer Agreement to the Company on the day such Agreement is executed.

(m)
The parties hereto acknowledge that the Dealer Manager is granted certain discretion under the Participating Broker-Dealer Agreements, including the discretion to waive or modify certain rights and obligations of the Participating Broker-Dealers. The Dealer Manager shall not exercise any such discretion under a Participating Broker-Dealer Agreement or amend any Participating Broker‑Dealer Agreement without receiving the Company’s prior written (including via email) approval.
(n)
The Dealer Manager will, and will cause the Participating Broker-Dealers to, perform its obligations under this Agreement and the Participating Broker-Dealer Agreements, consistent with the terms and conditions of the Plan and any Rule 18f-3 Plan adopted by the Company pursuant to the Order.
6.
Indemnification. For the purposes of this Section 6, an entity’s “Indemnified Parties” shall include such entity’s officers, trustees, employees, members, partners, agents and representatives, and each person, if any, who controls such entity within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.
(a)
The Company will indemnify, defend (subject to Section 6(e)) and hold harmless the Participating Broker-Dealers and the Dealer Manager, and their respective Indemnified Parties, from and against any losses, claims (including the reasonable and documented costs of investigation), damages or liabilities, joint or several, to which such Participating Broker-Dealers or Dealer Manager, or their respective Indemnified Parties, may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) in whole or in part, any material inaccuracy in a representation or warranty contained herein by the Company, any material breach of a covenant contained herein by the Company or any material failure by the Company to perform its obligations hereunder or to comply with federal or state securities laws applicable to the Offering, (ii) any third-party claim arising out of any untrue statement or alleged untrue statement of a material fact contained (A) in a memorandum or any amendment or supplement thereto, or (B) in any Authorized Sales Materials or (iii) the omission or alleged omission of a material fact necessary to make the statements made in the Memorandum or any amendment or supplement thereto, in light of the circumstances under which they were made, not misleading, and the Company will reimburse each Participating Broker-Dealer, the Dealer Manager and their respective Indemnified Parties, for any legal or other expenses reasonably incurred by such Participating Broker-Dealer, the Dealer Manager and their respective Indemnified Parties, in connection with investigating or defending such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished either (x) to the Company by the Dealer Manager or (y) to the Company or Dealer Manager by or on behalf of any Participating Broker-Dealer expressly for use in a memorandum (including any amendment or supplement thereto) or any Authorized Sales Materials; and provided further, however, that in no case is the Company’s indemnity in favor of a director or officer or any other person deemed to protect such director or officer or other person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties or by reason of his or her reckless disregard of obligations and duties under this Agreement. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

Notwithstanding the foregoing, the indemnification and agreement to hold harmless provided in Section 6(a) is further limited to the extent that no such indemnification by the Company of a

Participating Broker-Dealer, the Dealer Manager or their respective Indemnified Parties shall be permitted under this Agreement for, or arising out of, an alleged violation of federal or state securities laws, unless one or more of the following conditions are met: (i) there has been a successful final adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authorities of the states in which the securities were offered or sold as to indemnification for violations of securities laws.

(b)
The Dealer Manager will indemnify, defend and hold harmless the Company and its respective Indemnified Parties from and against any losses, claims, damages or liabilities to which any of the aforesaid parties may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims (including the reasonable and documented costs of investigation), damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) in whole or in part, any material inaccuracy in a representation or warranty contained herein by the Dealer Manager, any material breach of a covenant contained herein by the Dealer Manager or any material failure by the Dealer Manager to perform its obligations hereunder, (ii) any offers or sales in violation of the private placement procedures set forth in the Memorandum, (iii) the failure of the Dealer Manager to comply, through no failure of the Company or its indemnified parties, with any of the applicable provisions of the Securities Act, the Exchange Act, the rules and regulations promulgated under the Securities Act and the Exchange Act (including without limitation, Rule 506 of Regulation D), or any other applicable state securities laws, rules or regulations, (iv) any third-party claim arising out of any untrue statement or alleged untrue statement of a material fact contained (A) in a memorandum or any amendment or supplement thereto, or (B) in any Authorized Sales Materials, (v) the omission or alleged omission to state a material fact necessary to make the statements made in a memorandum or any amendment or supplement thereto, in light of the circumstances under which they were made, not misleading; provided, however, that, in each case described in clauses (iv) and (v), the Dealer Manager will be liable to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Dealer Manager specifically for use with reference to the Dealer Manager in the preparation of a memorandum or any such amendment or supplement thereto or any Authorized Sales Materials, (vi) any use of sales literature by the Dealer Manager not authorized or approved by the Company or any use of “broker-dealer use only” or “advisor use only” materials with prospective investors concerning the Shares by the Dealer Manager, (vii) any untrue statement made by the Dealer Manager or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Shares, (viii) any material violation by the Dealer Manager of this Agreement, (ix) any failure by the Dealer Manager to comply with applicable laws governing money laundering abatement and anti-terrorist financing efforts, including applicable FINRA Rules, SEC rules and the USA PATRIOT Act or (x) any other failure by the Dealer Manager to comply with applicable FINRA Rules, SEC rules or any other applicable federal or state laws, including its failure to ensure the appropriate FINRA licensing credentials for its representatives; and provided, however, that in no case is the Dealer Manager’s indemnity in favor of a director or officer or any other person deemed to protect such director or officer or other person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties or by reason of his or her reckless disregard of obligations and duties under this Agreement. The

Dealer Manager will reimburse the aforesaid parties in connection with the investigation or defense of any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Dealer Manager may otherwise have.
(c)
Each Participating Broker-Dealer, severally but not jointly, will indemnify, defend and hold harmless the Company, the Dealer Manager and each of their respective Indemnified Parties from and against any losses, claims, damages or liabilities to which the Company, the Dealer Manager or any of their respective Indemnified Parties may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims (including the reasonable and documented costs of investigation), damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) in whole or in part, any material inaccuracy in a representation or warranty made by the Participating Broker-Dealer, any material breach of a covenant by the Participating Broker-Dealer or any material failure by the Participating Broker-Dealer to perform its obligations hereunder or under the applicable Participating Broker-Dealer Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in (A) in a memorandum or any amendment or supplement thereto, or (B) in any Authorized Sales Materials; provided, however, that, in each case described in clause (ii), such Participating Broker-Dealer will be liable to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Dealer Manager by the Participating Broker-Dealer specifically for use with reference to such Participating Broker-Dealer in a memorandum or any such amendment or supplement thereto, or any Authorized Sales Materials, (iv) any use of sales literature by the Participating Broker-Dealer not authorized or approved by the Company or use of “broker-dealer use only” or “advisor use only” materials with prospective investors concerning the Shares by such Participating Broker-Dealer or Participating Broker-Dealer’s representatives or agents, (v) any untrue statement made by such Participating Broker-Dealer or its representatives or agents or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in connection with the offer and sale of the Shares, (vi) any offers or sales in violation of the private placement procedures set forth in the Memorandum by Participating Broker-Dealer or its representatives, employees or agents, (vii) (x) any failure by the Participating Broker-Dealer to be properly registered or licensed as a broker-dealer, duly authorized to sell Shares under federal and state securities laws and regulations in all states where it offers or sells Shares, or to be a member in good standing of FINRA, (y) if the Participating Broker-Dealer becomes subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) of Regulation D promulgated under the Securities Act and becomes disqualified from relying on the exemption from registration under the Securities Act provided by Rule 506 of Regulation D promulgated under the Securities Act with regard to the offer and sale of the Shares by the occurrence or issuance of any conviction, order, judgment, decree, suspension, injunction, expulsion or bar described in Rule 506(d)(1)(i) to (viii) of Regulation D promulgated under the Securities Act or (z) any other material violation of the Participating Broker-Dealer Agreement to which the Participating Broker-Dealer is a party, (viii) any failure of the Participating Broker-Dealer to comply with applicable laws governing money laundering abatement and anti-terrorist financing efforts, including applicable FINRA Rules, SEC rules and the USA PATRIOT Act or (ix) any other failure by the Participating Broker-Dealer to comply with applicable FINRA Rules, SEC rules or any other applicable federal or state laws, including its failure to ensure the appropriate FINRA licensing credentials for its representatives. Each Participating Broker-Dealer will reimburse the aforesaid parties in connection with the investigation or defense of any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Participating Broker-Dealer may otherwise have.

(d)
Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of an action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, notify in writing the indemnifying party of the commencement thereof and the omission to so notify the indemnifying party will relieve such indemnifying party from any liability under this Section 6 as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable and documented legal and other expenses (subject to Section 6(e)) incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.
(e)
An indemnifying party under this Section 6 shall be obligated to reimburse an indemnified party for reasonable and documented legal and other expenses as follows:
(i)
In the case of the Company indemnifying the Dealer Manager, the advancement of funds of the Company to the Dealer Manager for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought shall be permissible only if all of the following conditions are satisfied: (A) the legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (B) the legal action is initiated by a third party who is not a limited partner of the Company or the legal action is initiated by a limited partner of the Company acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement, and (C) the Dealer Manager undertakes to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which the Dealer Manager is found not to be entitled to indemnification.
(ii)
In any case of indemnification other than that described in Section 6(e)(i), the indemnifying party shall pay all legal fees and expenses of the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims, notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party. If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of one law firm that has been selected by a majority of the indemnified parties against which such action is finally brought, and, in the event a majority of such indemnified parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against such action or claim. Such law firm shall be paid only to the extent of services performed by such law firm, and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

(f)
The indemnity agreements contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Participating Broker-Dealer, any person controlling any Participating Broker-Dealer or by or on behalf of the Company, the Dealer Manager or any officer, trustee or director thereof, or by or on behalf of the Company or the Dealer Manager, (ii) delivery of any Shares and payment therefor, and (iii) any termination of this Agreement or any Participating Broker-Dealer Agreement. A successor of any Participating Broker-Dealer or of any of the parties to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreements contained in this Section 6.
7.
Survival of Provisions. The respective agreements, representations and warranties of the Company and the Dealer Manager set forth in this Agreement shall remain operative and in full force and effect until the Termination Date regardless of (a) any investigation made by or on behalf of the Dealer Manager or any Participating Broker‑Dealer or any person controlling the Dealer Manager or any Participating Broker-Dealer or by or on behalf of the Company or any person controlling the Company, and (b) the delivery of payment for the Shares. Following the termination of this Agreement, this Agreement will become void and there will be no liability of any party to any other party hereto, except for the obligations under Sections 6 to 10, 12 to 17, 20 and 21, all of which will survive the termination of this Agreement.
8.
Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.
9.
Interpretation of Agreement Terms. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested person,” when used in this Agreement, shall have the respective meanings specified in the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The Company and the Dealer Manager may from time to time agree on such provisions interpreting or clarifying the provisions of this Agreement as, in their joint opinion, are consistent with the general tenor of this Agreement and with the specific provisions of this Section 9. Any such interpretations or clarifications shall be in writing signed by the parties and annexed hereto, but no such interpretation or clarification shall be effective if in contravention of any applicable federal or state law or regulations, and no such interpretation or clarification shall be deemed to be an amendment of this Agreement.
10.
Venue; Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the Borough of Manhattan, New York, for purposes of any suit, action or other proceeding arising from this Agreement, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or thereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts. Each of the parties hereby consents to and grants any such court jurisdiction over the person of such parties and over the subject matter of any such dispute.
11.
Counterparts. This Agreement may be executed (including by email or in .pdf or by DocuSign or similar electronic signature) and delivered (including by email) by the parties hereto in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
12.
Term and Termination.
(a)
This Agreement shall become effective on the date first written above and shall remain in full force and effect for one (1) year from the date thereof, and may be continued from year to year thereafter; provided that such yearly continuances of this Agreement shall be specifically approved by the Board and separately by a majority of the Board members who are not interested persons of the Company or the Dealer Manager (the “Independent Trustees”).
(b)
This Agreement may be terminated at any time, without the payment of any penalty, (i) by the Company (a) either by the vote of a majority of the Independent Trustees, or (b) by vote of a majority of the outstanding voting securities of the Company, or (ii) by the Dealer Manager, in each case on sixty (60) days’ written notice to the other party. This Agreement shall automatically terminate in the event of its assignment, as defined in the 1940 Act. The provisions of Sections 6 to 10, 12 to 17, 20 and 21, of this Agreement shall survive its termination.
(c)
Upon expiration or termination of this Agreement, (i) the Dealer Manager shall promptly deliver to the Company all records and documents in its possession that relate to the Offering and that are not designated as “dealer” copies, (ii) provide a list of all purchasers and broker-dealers with whom the Dealer Manager has initiated oral or written discussions regarding the Offering, (iii) notify Participating Broker-Dealers of such termination and (iv) in the case of termination by the Company pursuant to Section 12(b) at the request of the Company, cooperate in good faith with the Company and any Participating Broker-Dealers to assign any Participating Broker-Dealer Agreements to a successor dealer manager. Solely to the extent required for legal or regulatory purposes, the Dealer Manager, at its sole expense, may make and retain copies of all such records and documents, but shall keep all such information confidential. The Dealer Manager shall use its best efforts to cooperate with the Company to accomplish an orderly transfer of management of the Offering to a party designated by the Company.
13.
Successors and Amendment.
(a)
This Agreement shall inure to the benefit of and be binding upon the Dealer Manager, the Company and their respective successors and shall inure to the benefit of the Participating Broker-Dealers to the extent set forth in Sections 1 and 6 hereof. Nothing in this Agreement is intended, or shall be construed, to give to any other person any right, remedy or claim, except as otherwise specifically provided herein.
(b)
This Agreement may be amended by the Dealer Manager and the Company only if such amendment is specifically approved by (i) by the Board or by the vote of a majority of the outstanding voting securities of the Company and (ii) by the vote of the majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

14.
Confirmation. The Company hereby agrees and assumes the duty to confirm, on its behalf and on behalf of the Participating Broker-Dealers who sell the Shares, all orders for purchase of Shares accepted by the Company. Such confirmations will comply with the rules of the SEC and FINRA, and will comply with applicable laws of such other jurisdictions to the extent the Company is advised of such laws in writing by the Dealer Manager.
15.
Memorandum and Authorized Sales Materials. The Dealer Manager agrees that it is not authorized or permitted to give, and will not any information or make any representation concerning any class of Shares, except as set forth in the Memorandum and any Authorized Sales Materials. The Dealer Manager further agrees (a) not to deliver any Authorized Sales Materials to any investor or prospective investor, to any broker-dealer that has not entered into a Participating Broker-Dealer Agreement, or to any representatives or other associated persons of such a broker-dealer, unless it is accompanied or preceded by the Memorandum as amended and supplemented, (b) not to show or give to any investor or prospective investor or reproduce any material or writing that is supplied to it by the Company and marked “dealer only” or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Shares to members of the public and (c) not to show or give to any investor or prospective investor in a particular jurisdiction (and will similarly require Participating Broker-Dealers pursuant to the Participating Broker-Dealer Agreement) any material or writing that is supplied to it by the Company if such material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in such jurisdiction. Dealer Manager, in its agreements with Participating Broker-Dealers, will include requirements and obligations of the Participating Broker-Dealers similar to those imposed upon the Dealer Manager pursuant to this Section 15. The Dealer Manager agrees that the Company shall be permitted to deliver at any time, and from time to time, notice (including via email) that any materials that constitute Authorized Sales Materials shall no longer be used and no longer constitute Authorized Sales Materials for purposes of this Agreement. Following receipt of such notice, the Dealer Manager shall immediately cease using such Authorized Sales Materials and notify each Participating Broker-Dealer to cease using such Authorized Sales Materials immediately.
16.
Submission of Orders.
(a)
Each person desiring to purchase Shares in the Offering will be required to complete and execute a Subscription Agreement and to deliver to the Participating Broker-Dealer or Dealer Manager, as the case may be (the “Processing Broker‑Dealer”), such completed Subscription Agreement, together with a check, draft, wire or money order (a “Subscription Payment”) for the purchase price of the Shares. The Dealer Manager shall ensure that any Participating Broker-Dealer shall only offer to sell and accept Subscription Agreements and Subscription Payments for the Shares that it is authorized to sell pursuant to the Participating Broker-Dealer Agreement (including any schedules or exhibits thereto) and for the Shares that are being issued and sold by the Company at such time. There shall be a minimum initial purchase by any one purchaser of $10,000 (except as otherwise indicated in the Memorandum, or in any letter or memorandum from the Company to the Dealer Manager). Minimum subsequent purchases shall be $500 per transaction. The minimum subsequent investment amount does not apply to purchases made under the distribution reinvestment plan.
(b)
The purchase price for which each class of Shares will be sold is the then-current transaction price, which will generally be equal to the then-current net asset value of the applicable class of Shares (as calculated in accordance with the procedures described in the Memorandum), plus any applicable selling commissions, dealer manager fees, upfront and deferred sales changes, distribution and/or servicing fees, as applicable to the relevant class of Shares, subject in certain circumstances to reductions thereof as described in the Memorandum. The offering price for each class of Shares is subject to adjustment as described in the Memorandum. Each person desiring to purchase any class of Shares in the Offering must submit subscriptions for a certain dollar amount, rather than a number of the applicable class of Shares, and, as a result, may receive fractional Shares of the applicable class. Subscription Agreements and instruments of payment will be transmitted by the Dealer Manager to the Company or its designated agent as set forth in the Subscription Agreement, as soon as practicable, but in any event not later than the end of the next business day following receipt by the Dealer Manager.
(c)
The Processing Broker-Dealer receiving a Subscription Agreement and Subscription Payment not conforming to the foregoing instructions shall return such Subscription Agreement and Subscription Payment directly to such subscriber not later than the end of the second business day following rejection by the Processing Broker-Dealer of such materials. Subscription Agreements and Subscription Payments received by the Processing Broker-Dealer that conform to the foregoing instructions shall be transmitted to the Company or its designated agent as set forth in the Subscription Agreement, pursuant to one of the methods described in this Section 16. Transmittal of Subscription Payments will be made in accordance with the following procedures.
(d)
If the Processing Broker-Dealer conducts its internal supervisory review at the same location at which Subscription Agreements and Subscription Payments are received from subscribers, then, by noon of the next business day following receipt by the Processing Broker-Dealer, the Processing Broker-Dealer will transmit the Subscription Agreements and Subscription Payments to the Company or its designated agent as set forth in the Subscription Agreement.
(e)
If the Processing Broker-Dealer conducts its internal supervisory review at a different location (the “Final Review Office”), Subscription Agreements and Subscription Payments will be transmitted by the Processing Broker-Dealer to the Final Review Office by noon of the next business day following receipt by the Processing Broker-Dealer. The Final Review Office will, in turn, by noon of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and Subscription Payments to the Company or its designated agent as set forth in the Subscription Agreement.

Notwithstanding the foregoing, with respect to any Shares to be purchased by a custodial account, the Processing Broker-Dealer shall cause the custodian of such account to deliver a completed Subscription Agreement and Subscription Payment for such account directly to the Company or its designated agent as set forth in the Subscription Agreement. The Processing Broker‑Dealer shall furnish to the Company, with each delivery of Subscription Payments, a list of the subscribers showing the name, U.S. address, tax identification number, state of residence, amount of and class of Shares subscribed for and the amount of the Subscription Payment, together with copy of each completed Subscription Agreement.

17.
Suitability of Investors; Compliance with Privacy Laws.
(a)
The Dealer Manager will offer Shares, and in its agreements with Participating Broker-Dealers will require that the Participating Broker-Dealers offer Shares, only to those persons who meet the suitability standards applicable to the relevant class of Shares set forth in the Memorandum or in any suitability letter or memorandum sent by the Company, including, for the avoidance of doubt, only from investors each of which, together with any other investor for which such investor is acting as a trustee or other fiduciary, the Dealer Manager or Participating Broker-Dealer making such offering of Shares, shall reasonably believe (i) is an “accredited investor” with respect to the Shares within the meaning of Regulation D under the Securities Act or (ii) is not a United States person within the meaning of Rule 902 under the Securities Act, and the Dealer Manager or

Participating Broker-Dealer will only make offers to persons in the jurisdictions in which it is advised in writing by the Company that the Shares are qualified for sale or that such qualification is not required. Notwithstanding the qualification of the Shares for sale in any respective jurisdiction (or the exemption therefrom), the Dealer Manager represents, warrants and covenants (and, in its agreements with Participating Broker-Dealers, the Dealer Manager will require each Participating Broker-Dealer to represent, warrant and covenant) that it will not offer Shares and will not permit any of its registered representatives to offer Shares in any jurisdiction unless both the Dealer Manager and such registered representative are duly licensed to transact securities business in such jurisdiction. In offering Shares, the Dealer Manager will comply, and in its agreements with Participating Broker-Dealers the Dealer Manager will require that the Participating Broker‑Dealers comply, with the provisions of the FINRA Rules, as well as all other applicable rules and regulations relating to suitability of investors.
(b)
The Dealer Manager further represents, warrants and covenants, and in its agreements with Participating Broker-Dealers the Dealer Manager will require such Participating Broker-Dealers to represent, warrant and covenant that neither it, nor any person associated with it, shall offer or sell Shares in any jurisdiction, except to investors who satisfy the investor suitability standards and minimum investment requirements under the most restrictive of the following: (i) applicable provisions described in the Memorandum, including status as an “accredited investor” as defined in Regulation D under the Securities Act, minimum income and net worth standards; (ii) applicable laws of the jurisdiction of which such investor is a resident; or (iii) applicable FINRA Rules. The Dealer Manager agrees to ensure that, and in its agreements with Participating Broker-Dealers the Dealer Manager will require such Participating Broker-Dealers to ensure that, in recommending the purchase, sale or exchange of Shares to an investor, it, or a person associated with it, shall have reasonable grounds to believe, on the basis of information obtained from the investor (and thereafter maintained in the manner and for the period required by the SEC, any state securities commission, FINRA or the Company) concerning the investor’s age, investment objectives, other investments, financial situation and needs and any other information known to it, or persons associated with it, that (x) the investor can reasonably benefit from an investment in the Shares based on the investor’s overall investment objectives and portfolio structure, (y) the investor is able to bear the economic risk of the investment based on the investor’s overall financial situation and (z) the investor has an apparent understanding of (A) the fundamental risks of the investment, (B) the risk that the investor may lose his or her entire investment in the Shares, (C) the lack of liquidity of the Shares, (D) the background and qualifications of the Company’s investment adviser or the persons responsible for directing and managing the Company and (E) the tax consequences of an investment in the Shares. In the case of sales to fiduciary accounts, the suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the Shares or by the beneficiary of such fiduciary account; and the purchaser of Shares has a substantive pre-existing relationship with the Dealer Manager or the Participating Broker-Dealer, as applicable, pursuant to Regulation D under the Securities Act. The Dealer Manager further represents, warrants and covenants, and in its agreements with Participating Broker-Dealers the Dealer Manager will require such Participating Broker-Dealers to represent, warrant and covenant, that it, or a person associated with it, will make every reasonable effort to determine the suitability and appropriateness of an investment in Shares of each proposed investor by reviewing documents and records disclosing the basis upon which the determination as to suitability was reached as to each purchaser of Shares pursuant to a subscription solicited by it, whether such documents and records relate to accounts which have been closed, accounts which are currently maintained or accounts hereafter established. The Dealer Manager further represents, warrants and covenants, and in its agreements with Participating Broker-Dealers the Dealer Manager will require such Participating Broker‑Dealers to represent, warrant and covenant, that it will maintain such records in compliance with applicable law and make available a record of the information obtained to determine that an investor meets the suitability standards imposed on the offer or sale of the applicable class of Shares at the time of the initial purchase of Shares to (i) the Company and (ii) representatives of the SEC, FINRA and applicable state or non‑U.S. securities administrators upon the Dealer Manager’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency for a period of at least six (6) years following the Termination Date. In addition, at the Company’s reasonable written request, which shall be no later than the six (6) year anniversary of the Termination Date, and at the Company’s sole expense, the Dealer Manger agrees (and in its agreements with Participating Broker-Dealers the Dealer Manager will require such Participating Broker‑Dealers to agree) to retain such records for a reasonable period of time beyond the six (6) year anniversary of the Termination Date. The Dealer Manager shall not purchase any Shares for a discretionary account without obtaining the prior written approval of the Dealer Manager’s customer and his or her signature on a Subscription Agreement. The Dealer Manager shall not, and in its agreements with Participating Broker-Dealers the Dealer Manager will require such Participating Broker-Dealers not to, purchase any Shares for a discretionary account without obtaining the prior written approval of the Dealer Manager’s or Participating Broker-Dealer’s, as applicable, customer and his or her signature on a Subscription Agreement.
(c)
The Dealer Manager agrees, and in its agreements with Participating Broker‑Dealers the Dealer Manager will require that the Participating Broker-Dealers agree, (i) to abide by and comply with (A) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 (“GLB Act”) and Regulation S-P promulgated thereunder, (B) the privacy standards and requirements of any other applicable federal and state law and (C) its own internal privacy policies and procedures, each as may be amended from time to time; (ii) to refrain from the use or disclosure of nonpublic personal information (as defined under the GLB Act) of all customers who have opted out of such disclosures except as necessary to service the customers or as otherwise necessary or required by applicable law; and (iii) to determine which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) as provided by each to identify customers that have exercised their opt-out rights.

In the event the Dealer Manager uses or discloses nonpublic personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, the Dealer Manager will consult the List to determine whether the affected customer has exercised his or her opt-out rights. The Dealer Manager understands that it is prohibited from using or disclosing any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures.

18.
Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, so the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

19.
No Partnership. Nothing in this Agreement shall be construed or interpreted to constitute the Dealer Manager as an employee, agent or representative of, or in association with or in partnership with, the Company; instead, this Agreement shall only constitute the Dealer Manager as a dealer authorized to sell the Shares according to the terms set forth in the Memorandum as amended and supplemented and in this Agreement.
20.
Notice. Notices and other writings contemplated by this Agreement shall be delivered via (a) hand, (b) first class registered or certified mail, postage prepaid, return receipt requested, (c) a nationally recognized overnight courier or (d) email. All such notices shall be addressed, as follows:

If to the Dealer Manager:

Fortress Wealth Solutions LLC

1345 Avenue of the Americas, 45th Floor

New York, NY 10105

Email: [***]

If to the Company (or any of its common controlled affiliates):

Fortress Private Lending Fund

c/o FIG LLC

1345 Avenue of the Americas, 45th Fl

New York, NY 10105

Tel: [***]

Email: [***]

Any party may change its contact information specified above by giving the other party notice of such change in accordance with this Section 20.

21.
Entire Agreement. Except as specifically contemplated hereby, this Agreement supersedes any and all agreements (including for the avoidance of doubt, the Original Agreement), either oral or written, between the parties hereto with respect to the rendering of services by the Dealer Manager for the Company and contains all of the covenants and agreements between the parties with respect to the rendering of such services. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party that are not embodied herein, and that no other agreement, statement or promise not contained in this Agreement shall be valid or binding. Any modification of this Agreement will be effective only if it is in writing signed by the party to be charged.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Fortress PRIVATE LENDING FUND

By:	/s/ David Brooks
Name:	David Brooks
Title:	Chief Legal Officer

FORTRESS WEALTH SOLUTIONS LLC

By:	/s/ Nils Wilson
Name:	Nils Wilson
Title:	Co-Chief Executive Officer

EXHIBIT A

DEALER MANAGER PRIOR DISQUALIFYING EVENT

Exhibit A - 1

EXHIBIT B

OFFERING JURISDICTIONS

As of May 11, 2026

•
United States of America

Exhibit B - 1